Exhibit 99.1

Investor Update March 16, 2020

Forward-Looking Statements

This presentation contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, regarding management's beliefs, estimates, projections and assumptions with respect to, among other things, the Company's financial results, future operations, business plans and investment strategies, as well as industry and market conditions, all of which are subject to change. Words like "believe," "expect," "anticipate," "promise," "plan," and other expressions or words of similar meanings, as well as future or conditional verbs such as "will," "would," "should," "could," or "may" are generally intended to identify forward-looking statements. Actual results and operations for any future period may vary materially from those projected herein and from past results discussed herein. These forward-looking statements include statements regarding the Company's corporate reorganization, the expected benefits of such reorganization and the related impact on existing stakeholders, estimates regarding future market capitalization and the anticipated financial impact of the corporate reorganization.

Factors which could cause actual results to differ materially from historical results or those anticipated include, but are not limited to: the continually changing federal, state and local laws and regulations applicable to the highly regulated industry in which we operate; lawsuits or governmental actions that may result from any noncompliance with the laws and regulations applicable to our businesses; the mortgage lending and servicing-related regulations promulgated by the Consumer Financial Protection Bureau and its enforcement of these regulations; our dependence on U.S. government-sponsored entities and changes in their current roles or their guarantees or guidelines; changes to government mortgage modification programs; the licensing and operational requirements of states and other jurisdictions applicable to the Company's businesses, to which our bank competitors are not subject; foreclosure delays and changes in foreclosure practices; certain banking regulations that may limit our business activities; changes in macroeconomic and U.S. real estate market conditions; difficulties inherent in growing loan production volume; difficulties inherent in adjusting the size of our operations to reflect changes in business levels; purchase opportunities for mortgage servicing rights and our success in winning bids; changes in prevailing interest rates; increases in loan delinquencies and defaults; our reliance on PennyMac Mortgage Investment Trust (NYSE: PMT) as a significant source of financing for, and revenue related to, our mortgage banking business; any required additional capital and liquidity to support business growth that may not be available on acceptable terms, if at all; our obligation to indemnify third-party purchasers or repurchase loans if loans that we originate, acquire, service or assist in the fulfillment of, fail to meet certain criteria or characteristics or under other circumstances; our obligation to indemnify PMT if our services fail to meet certain criteria or characteristics or under other circumstances; decreases in the returns on the assets that we select and manage for our clients, and our resulting management and incentive fees; the extensive amount of regulation applicable to our investment management segment; conflicts of interest in allocating our services and investment opportunities among us and our advised entities; the effect of public opinion on our reputation; our recent growth; our ability to effectively identify, manage, monitor and mitigate financial risks; our initiation of new business activities or expansion of existing business activities; our ability to detect misconduct and fraud; and our ability to mitigate cybersecurity risks and cyber incidents. Our exposure to risks of loss resulting from adverse weather conditions and man-made or natural disasters; and or organizational structure and certain requirements in our charter documents.

You should not place undue reliance on any forward-looking statement and should consider all of the uncertainties and risks described above, as well as those more fully discussed in reports and other documents filed by the Company with the Securities and Exchange Commission from time to time. The Company undertakes no obligation to publicly update or revise any forward-looking statements or any other information contained herein, and the statements made in this presentation are current as of the date of this presentation only.

PennyMac Financial Services, Inc.

2

3 Recent Developments Quarter to Date ▪ Financial markets have demonstrated significant volatility related to the spread of the novel coronavirus and potential economic slowdown in the near term (spending and work interruptions) and over the longer term (increased risk of recession) ▪ Interest rates have fallen to historic lows, providing a favorable environment for mortgage origination. PFSI is capturing elevated production volumes and margins across all three production channels, reflecting industry capacity constraints, PFSI’s operational response and PFSI’s industry leadership. ▪ PFSI hedges its exposure to changes in interest rates utilizing interest rate hedge instruments. The significant fair value gains on hedge instruments have offset the significant reduction in fair value of PFSI’s mortgage servicing rights (MSRs) due to increased expectations for prepayments. ▪ PFSI’s strong balance sheet, low leverage and disciplined approach to liquidity management are critically important in the current market environment (see slide 4) ▪ PFSI continues to expand its operational capacity to address the robust production environment and changing servicing needs (e.g., increased customer hardship, loss mitigation) and is taking appropriate steps to ensure the continuity of business operations (see slide 5)

Changes in the Market Environment and Impact on PFSI’s Liquidity 4 Item Liquidity Considerations ▪ Loss in value of production pipeline hedges (forward MBS sales) due to increases in MBS prices ▪ Fair value losses on MSRs due to increased expectations for prepayments ▪ Increased loan production volumes ▪ Warehouse financing is diversified across nine large global banks with facilities totaling $5.9 billion; sized for elevated production volumes (1) ▪ Margin calls offset by margin released upon settlement of new production pools (short - term timing difference) ▪ Potential for margin calls under MSR financing structure more than offset by gains on hedge instruments ▪ Further mitigated as PFSI has borrowed less than maximum available advance (i.e., has excess collateral) ▪ PFSI’s total liquidity has increased as a result of market events quarter - to - date ▪ Reflects PFSI’s disciplined approach to liquidity and capital management throughout its over 12 - year history (1) Includes two large banks that are participants in a syndicated facility

Operational Response to the Coronavirus Spread

Our response has built on our existing business continuity and incident response plans – PennyMac has successfully navigated periods of market volatility and operational disruptions over its 12+ year history

Over 4,200 mortgage professionals are well-dispersed across the U.S. with the following major locations:

- Westlake Village, CA – two sites (Corporate HQ, loan fulfillment)
- Agoura Hills, CA (IT)
- Moorpark, CA (servicing)
- Pasadena, CA (production)
- Roseville, CA (production)
- Tampa, FL (production)
- St. Louis, MO (production)
- Summerlin, NV (servicing)
- Forth Worth, TX (servicing)
- Plano, TX (production)

Business Continuity

- Business leaders and senior management conduct daily meetings to plan and execute response activities
- Consult with our health service providers, banks and other institutions for best practices
- Specialized working groups to assess conditions and make necessary changes to company policies and practices to mitigate operational risks

Workplace/Workforce Protection

- Began with restrictions on non-essential travel
- Added more frequent cleaning routines and increasing visual reminders of best-practice precautions
- Restricted workforce movement between sites, non-employee visitors and large workforce gatherings
- Work from home for significant portion of workforce

Operational Measures

- Ensuring reliable work-from-home Information Technology setups for staff members
- Promoting company-wide use of Virtual Private Network (VPN) connectivity to support a remote and efficient workforce
- Use of video conferencing technology for meetings as well as regular work routines

PennyMac Financial Services, Inc.

5

Public Float Continues to Increase Following Recent BlackRock Transfer

- On February 13, BlackRock announced that it had contributed its ownership in PFSI to two charitable entities, the BlackRock Charitable Fund and The BlackRock Foundation
  - The BlackRock Charitable Fund subsequently sold its PFSI ownership (7.8 million shares)
  - PFSI shares owned by The BlackRock Foundation are currently subject to a lock-up period
- PennyMac was founded in 2008 with initial investments from BlackRock, HC Partners and the company's founding management

PFSI Ownership as of March 13, 2020



Mgmt & Directors, 21.2%
The BlackRock Foundation, 9.9%
HC Partners, 20.0%
Public Float, 49.0%

- 49% now consists of public float, up from 17% after the initial public offering in 2013
- Significant ownership by management and directors

PennyMac Financial Services, Inc.

6